                                                                   EXHIBIT 24.01

                     POWER OF ATTORNEY OF THOMAS B. BARKER

     KNOW ALL PERSONS BY THESE PRESENTS, that I, THOMAS B. BARKER, President and Chief Operating Officer and a director of West TeleServices Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of Common Stock of the Corporation under the 1997 Employees Stock Purchase Plan (the "Plan"), hereby constitute and appoint Michael A. Micek as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the
SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the Nasdaq National Stock Market, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 9/th/ day of June, 1997.


                                                     /s/ Thomas B.  Barker
                                                     ---------------------------
                                                     THOMAS B. BARKER
Page 9 of 14 Pages

                       POWER OF ATTORNEY OF TROY L. EADEN

     KNOW ALL PERSONS BY THESE PRESENTS, that I, TROY L. EADEN, Chief Executive Officer and a director of West TeleServices Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of Common Stock of the Corporation under the 1997 Employees Stock Purchase Plan (the "Plan"), hereby constitute and appoint Michael A. Micek as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the Nasdaq National Stock Market, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 9/th/ day of June, 1997.


                                                             /s/ Troy L.  Eaden
                                                             -------------------
                                                             TROY L. EADEN


Page 10 of 14 Pages

                     POWER OF ATTORNEY OF WILLIAM E. FISHER

     KNOW ALL PERSONS BY THESE PRESENTS, that I, WILLIAM E. FISHER, a director of West TeleServices Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of Common Stock of the Corporation under the 1997 Employees Stock Purchase Plan (the "Plan"), hereby constitute and appoint Michael A. Micek as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the Nasdaq National Stock Market, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 9/th/ day of June, 1997.


                                                        /s/ William E.  Fisher
                                                        ------------------------
                                                        WILLIAM E. FISHER
Page 11 of 14 Pages

                       POWER OF ATTORNEY OF GARY L. WEST

     KNOW ALL PERSONS BY THESE PRESENTS, that I, GARY L. WEST, Chairman of the Board of Directors of West TeleServices Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of Common Stock of the Corporation under the 1997 Employees Stock Purchase Plan (the "Plan"), hereby constitute and appoint Michael A. Micek as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the Nasdaq National Stock Market, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 9/th/ day of June, 1997.


                                                        /s/ Gary L.  West
                                                        -------------------
                                                        GARY L. WEST
Page 12 of 14 Pages

                       POWER OF ATTORNEY OF MARY E. WEST

     KNOW ALL PERSONS BY THESE PRESENTS, that I, MARY E. WEST, Vice Chair of the Board of Directors and Secretary of West TeleServices Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of Common Stock of the Corporation under the 1997 Employees Stock Purchase Plan (the "Plan"), hereby constitute and appoint Michael A. Micek as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the Nasdaq National Stock Market, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 9/th/ day of June, 1997.


                                                              /s/ Mary E.  West
                                                              -----------------
                                                              MARY E. WEST
Page 13 of 14 Pages

                       POWER OF ATTORNEY OF GREG T. SLOMA

     KNOW ALL PERSONS BY THESE PRESENTS, that I, GREG T. SLOMA, a director of West TeleServices Corporation, a Delaware corporation (the "Corporation"), which is about to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for shares of Common Stock of the Corporation under the 1997 Employees Stock Purchase Plan (the "Plan"), hereby constitute and appoint Michael A. Micek as my true and lawful attorney-in-fact and agent, with full power to act for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements (which Registration Statements may constitute post-effective amendments to registration statements previously filed with the SEC) and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the Nasdaq National Stock Market, hereby granting unto said attorney-in-fact and agent full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 9/th/ day of June, 1997.


                                                        /s/ Greg T.  Sloma
                                                        ---------------------
                                                        GREG T. SLOMA
Page 14 of 14 Pages